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CUSIP No. 891027-10-4                13G               Page 10 of 10 pages




                                   EXHIBIT 2
                                      TO
                                AMENDMENT NO. 9
                                      TO
                                 STATEMENT ON
                                 SCHEDULE 13G
                                FILED WITH THE
                      SECURITIES AND EXCHANGE COMMISSION
                                 ON BEHALF OF
                            AMSOUTH BANCORPORATION
                                      AND
                            AMSOUTH BANK OF ALABAMA

                Report for the Calendar Year Ended December 31, 1994


                The undersigned, AmSouth Bancorporation and AmSouth Bank of Alabama, hereby agree that the foregoing Statement on Schedule 13G is filed on behalf of each of them.


                         AMSOUTH BANCORPORATION



                         By:  /s/ Carl L. Gorday
                              ---------------------------------------
                              Carl L. Gorday, Assistant Secretary



                         AMSOUTH BANK OF ALABAMA



                         By:  /s/ Carl L. Gorday
                              ---------------------------------------
                              Carl L. Gorday, Vice President